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Exhibit 10.36(b)

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT, dated as of June 3, 2000 (this "AGREEMENT"), is by and between PSC, S.A., a Panamanian corporation ("INVESTOR") and PriceSmart, Inc., a Delaware corporation (the "COMPANY").

                                 R E C I T A L S

         WHEREAS, the Investor will, pursuant to the terms of the Stock Purchase Agreement, dated as of June 3, 2000, by and among the Company, the Investor and the Investor's shareholders (the "PURCHASE AGREEMENT"), receive shares of common stock, par value $.0001 per share ("Common Stock"), of the Company as consideration for the sale by Investor to the Company of all of the shares of PSMT Caribe, Inc., a British Virgin Islands corporation ("PSMT Caribe") held by Investor; and

         WHEREAS, the Company has agreed, as a condition precedent to Investor's obligations under the Purchase Agreement, to grant the Investor certain registration rights; and

         WHEREAS, the Company and the Investor desire to define the registration rights of the Investor on the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS

         As used in this Agreement, the following terms have the respective meanings set forth below:

         COMMISSION: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

         EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended;

         HOLDER: shall mean the Investor and any permitted assignee of the Registrable Securities;

         PERSON: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

         REGISTER, REGISTERED and REGISTRATION: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

         REGISTRABLE SECURITIES: shall mean (A) shares of Common Stock owned by the Investor and (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the Common Stock referred to in clause (A);

         REGISTRATION EXPENSES: shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), but not including the fees and expenses of counsel to the Holders;

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         SECURITY, SECURITIES: shall have the meaning set forth in Section 2(1)
of the Securities Act;

         SECURITIES ACT: shall mean the Securities Act of 1933, as amended; and

         SELLING EXPENSES: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders and the fees and expenses of counsel to the Holders.

SECTION 2.  REGISTRATION RIGHTS

         (a)      REGISTRATION.

         The Company, as promptly as practicable after the Closing (as defined in the Purchase Agreement) but in any event within 20 days following the Closing, shall file with the Commission a registration statement on Form S-3 (the "INITIAL REGISTRATION STATEMENT"), with respect to the offering and sale or other disposition of one half of the total of Issued Shares issued to each Investor rounded up to the next whole share (collectively, the "REGISTERED ISSUED SHARES"). The balance of the Issued Shares issued to each Investor, which shall not be covered by such Initial Registration Statement, shall be referred to herein collectively as the "INITIALLY UNREGISTERED ISSUED SHARES."

         Upon the earlier of the following events (each a "TRIGGERING EVENT"):
(i) any time after six months after the Closing if the average closing price of the Common Stock on the Nasdaq stock market for any 10 day consecutive trading period after the Closing is less than $35.00; or (ii) one-year anniversary of the Closing, then the Company as promptly as practicable after the Triggering Event but in any event within 20 days of the Triggering Event, shall file with the Commission a registration statement or an amendment to the Initial Registration Statement, if applicable, with respect to the offering and sale or other disposition of the Initially Unregistered Issued Shares.

         In addition, if, prior to the occurrence of a Triggering Event and the registration of the Initially Unregistered Issued Shares in accordance with the preceding paragraph, the Company shall determine to register any of its equity securities for the account of a selling shareholder (other than a registration for the 306,748 shares of Common Stock described in Section 4.5 of the Purchase Agreement and other than a registration in which the Initially Unregistered Issued Shares may not be properly included pursuant to the rules and regulations of the Commission), the Company will include all the Initially Unregistered Issued Shares in such registration.

         The registration statements referred to in this Section 2(a) are collectively referred to in this Agreement as the "REGISTRATION STATEMENT".

         (b)      ASSIGNMENT.

         The registration rights set forth in this Section 2 may not be assigned, in whole or in part, to any transferee of Registrable Securities without the prior written consent of the Company, provided, however, that such consent shall not be unreasonably withheld and, provided, further, no consent shall be required for any transfer to an affiliate of Investor, including an affiliate of one of Investor's shareholders and, provided, further, that any such assignee of the registration rights agrees to be bound by the terms and conditions of this Agreement.

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         (c)      RESTRICTIONS ON REGISTRATIONS.


         If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holders in writing of the existence of a Potential Material Event (as defined below), the Holders shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of written notice with respect to a Potential Material Event until the Holders receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then notwithstanding Section 2(a) above, the Company's obligation to file the Registration Statement shall be delayed without penalty until such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. A "Potential Material Event" shall mean the Company's Board of Directors has determined, in good faith and in its reasonable business judgment in consultation with legal counsel to the Company that: (i) the Registration Statement would require the public disclosure of material non-public information concerning any pending or ongoing material transaction or negotiations involving the Company which, in the opinion of outside legal counsel to the Company, is not yet required to be publicly disclosed, and (ii) such disclosure would materially interfere with such transaction or negotiations or have a material adverse effect on the Company. In no event shall the suspension of the Registration Statement (or the permissible delay in filing a Registration Statement) exceed 90 days as a result of a Potential Material Event. The Company represents that, as of the date hereof, no Potential Material Event exists.

         (d)     Expenses.


         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

         (e)      Procedures.

         In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:


                  (i) keep such registration effective until such time as the Holders have completed the distribution described in the registration statement relating thereto;
                  (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

                  (iii) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (iv) list the Registrable Securities on the automated quotation system and/or securities exchanges upon which the Common Stock is listed;

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                  (v) use its best efforts to register or qualify the
Registrable Securities under the securities or blue sky laws of those jurisdictions within the United States which the Investor reasonably request, except that the Company shall not be required to file a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction; and

                  (vi) use its best efforts to comply with the Securities Act, the Exchange Act and all applicable rules and regulations of the Commission.

         (f)      INDEMNIFICATION.

                  (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2 against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

                  (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company, each other stockholder that includes shares of Common Stock in such registration statement (each, an "OTHER STOCKHOLDER") and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder in writing, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

                  (iii) Each party entitled to indemnification under this
Section 2(e) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that

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counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (iv) If the indemnification provided for in this Section 2(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (v) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity or contribution agreement shall not inure to the benefit of any Holder if a copy of the Final Prospectus was furnished to the Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         (g) INFORMATION BY THE HOLDERS. Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

         (h)      INFORMATION BY THE HOLDERS.

                  (i) Each of the Holders shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding such Holder and its plan of distribution of the Registrable Securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                  (ii) During such time as such Holder may be engaged in a distribution of the Registrable Securities, such seller shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation; (y) distribute the Registrable Securities under the registration statement solely in the manner described in the registration statement; (z) cease distribution of such Registrable Securities pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Securities contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (i)      RULE 144 REPORTING.

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                  (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("RULE 144");

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

SECTION 3. MISCELLANEOUS

         (a) DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A. (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within such State.

         (c) SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         (d) NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be mailed, telecopied, sent by overnight courier or delivered to the party to receive such notice at the address specified on the signature page hereto or at such other address as any party may designate by giving ten (10) days advance written notice to all other parties. All such notices and communications shall, when mailed, telecopied or sent by overnight courier, be effective when deposited in the mails, delivered to the courier, or transmitted by telecopier with confirmation of transmission, respectively.

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         (e) REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investor may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         (g) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior and contemporaneous understandings and agreements among such parties with respect to subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investor holding a majority of the then outstanding Registrable Securities.

         (h) SEVERABILITY. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect.

         (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         (j) EXPENSES. Each of the parties shall pay its own fees and expenses incurred in entering into this Agreement. If any arbitration or other action at law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         (k) ARBITRATION. All disputes and claims concerning the validity, interpretation, performance, termination and/or breach of this Agreement ("Dispute(s)") shall be referred for final resolution to arbitration in Miami, Florida, U.S.A. under the UNCITRAL Rules ("Rules") as administered by the American Arbitration Association. The parties hereby agree that arbitration hereunder shall be the parties' exclusive remedy and that the arbitration decision and award, if any, shall be final, binding upon, and enforceable against, the parties, and may be confirmed by the judgment of a court of competent jurisdiction. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern.



                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PRICESMART:

PriceSmart, Inc.,
a Delaware corporation


By: /s/ Kurt A. May
   ----------------
Name:  Kurt A. May
       -----------
Title: Chief Operating Officer
      ------------------------

Address for Notice:


4649 Morena Boulevard
San Diego, CA 92117
Telecopy: (858) 581-4707
Attn:
     ----------------------------------

INVESTOR:

PSC, S.A.,
a Panamanian corporation


By: /s/ Edgar Zurcher
   ------------------
Name:  Edgar Zurcher
       -------------
Title: President
       ---------

Address for Notice:


P.O. Box 4066
San Jose 1000 Costa Rica
Attn: E. Zurcher


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]